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                                                                   EXHIBIT 10.12

                               THE WET SEAL, INC.
                              STOCK INCENTIVE PLAN

         1. PURPOSE. The purpose of the The Wet Seal, Inc. Stock Incentive Plan (the "Plan") is to enhance the ability of The Wet Seal, Inc. (the "Company") and its subsidiaries to attract and retain employees of outstanding ability and to provide employees with an interest in the Company parallel to that of the Company's shareholders.

         2.       DEFINITIONS.

                  (a) "Award" shall mean an award determined in accordance with the terms of the Plan.

                  (b) "Board" shall mean the Board of Directors of the Company.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" shall mean a committee of at least two members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein and who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and who are also "outside directors" within the meaning of Section 162(m) of the Code.

                  (e) "Common Stock" shall mean the common stock, $0.01 per value per share, of the Company.

                  (f) "Fair Market Value" per share as of a particular date shall mean the last reported sale price (on the day immediately preceding such date) of the Common Stock on NASDAQ (or any other exchange or national market system upon which price quotations for the Company's Common Stock is regularly available).

                  (g) "Immediate Family Member" shall mean, except as otherwise determined by the Committee, a Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings, in-laws and persons related by reason of legal adoption.

                  (h) "Participant" shall mean an employee (other than directors or senior executive officers) of the Company or its subsidiaries who is selected to participate in the Plan in accordance with Section 5.

                  (i) "Subsidiary" shall mean any subsidiary of the Company that is a corporation and which at the time qualifies as a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

         3. SHARES SUBJECT TO THE PLAN. Subject to adjustment in accordance with Section 15, the total of the number of shares of Common Stock which shall be available for the grant of Awards under the Plan shall not exceed 500,000; provided, that, upon forfeiture of

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Awards in accordance with the provisions of the Plan and the terms and conditions of the applicable Award, shares subject to such forfeited Awards shall be available for subsequent Awards.

         4.       ADMINISTRATION.


                  (a) The Plan shall be administered by the Board, unless and until the Board shall appoint a Committee to administer the Plan. All references to the Committee hereinafter shall mean the Board if no such Committee has been appointed.

                  (b) The Committee shall (i) approve the selection of Participants, (ii) determine the type of Awards to be made to Participants,
(iii) determine the number of shares of Common Stock subject to Awards, (iv) determine the terms and conditions of any Award granted hereunder (including, but not limited to, any restriction and forfeiture conditions on such Award) and
(v) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect.

                  (c) Any action of the Committee shall be final, conclusive and binding on all persons, including the Company and its subsidiaries and shareholders, Participants and persons claiming rights from or through a Participant.

                  (d) The Committee may delegate to officers or employees of the Company or any subsidiary, and to service providers, the authority, subject to such terms as the Committee shall determine, to perform administrative functions with respect to the Plan and Award agreements.

                  (e) Members of the Committee and any officer or employee of the Company or any subsidiary acting at the direction of, or on behalf of, the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.

         5. ELIGIBILITY. Individuals eligible to receive Awards under the Plan shall be employees of the Company other than directors or senior executive officers and its Subsidiaries selected by the Committee.

         6. AWARDS. Awards under the Plan may consist of restricted Common Stock or awards of shares of Common Stock. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by an agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.


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         7.       RESTRICTED STOCK. The Committee may from time to time award restricted Common Stock under the Plan to eligible employees. Restricted Common Stock may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose, for such period (the "Restricted Period") as the Committee shall determine. The Committee may define the Restricted Period in terms of the passage of time or in any other manner it deems appropriate. The Committee may alter or waive at any time any term or condition of restricted Common Stock that is not mandatory under the Plan.

         Unless otherwise determined by the Committee, upon termination of a Participant's employment for any reason prior to the end of the Restricted Period, the restricted Common Stock shall be forfeited and the Participant shall have no right with respect to the Award.

         Except as restricted under the terms of the Plan and any Award agreement, any employee awarded restricted Common Stock shall have all the rights of a shareholder.

         If a share certificate is issued in respect of restricted Common Stock, the certificate shall be registered in the name of the employee, but shall be held by the Company for the account of the employee until the end of the Restricted Period.

         The Committee may also award restricted Common Stock in the form of restricted Common Stock units having a value equal to an identical number of shares of Common Stock. Payment of restricted Common Stock units shall be made in shares of Common Stock or in cash or in a combination thereof (based upon the Fair Market Value of the Common Stock on the day the Restricted Period expires), all as determined by the Committee in its sole discretion.

         8. STOCK PURCHASES. The Committee may authorize eligible individuals to purchase Common Stock in the Company at a price above, equal to or below the Fair Market Value of the shares at the time of grant. Any such offer may be subject to the conditions and terms the Committee may impose. The Company may make loans available to eligible employees in connection with the purchase of shares of Common Stock, as the Committee, in its discretion, may determine. The terms and conditions of any such loans shall be determined by the Committee, in its sole discretion.

         9. OTHER STOCK-BASED AWARDS. Subject to such performance and employment conditions as the Committee may determine, awards of shares of Common Stock or awards based on the value of the shares of Common Stock may be granted either alone or in addition to other Awards granted under the Plan. Any Awards under this Section 10 and any shares covered by any such Award may be forfeited to the extent so provided in the Award agreement, as determined by the Committee. Payment of shares of Common Stock awards made under this Section which are based on the value of shares of Common Stock may be made in shares or in cash or in a combination thereof (based upon the Fair Market Value of the shares on the date of payment), all as determined by the Committee in its sole discretion. The terms of these Awards shall be determined by the Committee and included in the applicable Award agreement.


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         10.      FORFEITURE. Notwithstanding anything in the Plan or any Award agreement to the contrary, in the event of a serious breach of conduct by an employee, former employee, director, or former director (including, without limitation, any conduct prejudicial to or in conflict with the Company or its Subsidiaries), or any activity of any employee or former employee in competition with any of the businesses of the Company or any Subsidiary, the Committee may
(a) cancel any outstanding Award granted to such employee in whole or in part, whether or not vested, and/or (b) if such conduct or activity occurs within 1 year following the exercise or payment of an Award, require such employee, former employee, director, or former director to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or payment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in shares of Common Stock or cash or a combination thereof (based upon the Fair Market Value of the shares of Common Stock on the day prior to the date of payment), and the Committee may provide for an offset to any future payments owed by the Company or any Subsidiary to the employee or former employee if necessary to satisfy the repayment obligation. The determination of whether an employee or has engaged in a serious breach of conduct or any activity in competition with any of the businesses of the Company or any Subsidiary shall be determined by the Committee in good faith and in its sole discretion. Further, upon termination of employment for any reason, the unvested portion of any Award shall be forfeited unless, in its sole discretion, the Committee provides otherwise at the time of grant or afterward.

         11. WITHHOLDING. The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or to require a Participant to pay to the Company in cash such amount required to be withheld prior to the issuance or delivery of any shares of Common Stock or the payment of cash under the Plan. At the discretion of the Committee, such taxes may be paid by (a) delivering previously owned shares of Common Stock or (b) having the Company retain shares which would otherwise be delivered upon exercise or payment of Awards or (c) any combination of a cash payment or the methods set forth in (a) and (b) above. For purposes of
(a) and (b) above, shares of Common Stock shall be valued at their Fair Market Value. To the extent authorized by the Committee, the Company may, upon election by a Participant, withhold from any distribution of shares hereunder, shares of Common Stock with a Fair Market Value in excess of the Participant's required withholding obligation.

         12. NONTRANSFERABILITY, BENEFICIARIES. No Award shall be assignable or transferable by the Participant, otherwise than by will or the laws of descent and distribution or pursuant to a beneficiary designation. If no beneficiary has been named by a deceased Participant, any Award held by the Participant at the time of death shall be transferred as provided in his will or by the laws of descent and distribution.

         13. NO RIGHT TO EMPLOYMENT. Nothing contained in the Plan or in any Award under the Plan shall confer upon any employee any right with respect to the continuation of employment with the Company or any of its Subsidiaries, or interfere in any way with the right of the Company to terminate his or her employment at any time. Nothing contained in the Plan shall confer upon any employee or other person any claim or right to any Award under the Plan.


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         14.      GOVERNMENTAL COMPLIANCE. Each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of any shares issuable or deliverable thereunder upon any securities exchange or under any Federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition thereof, or in connection therewith, no such grant or award may be exercised or shares issued or delivered unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         15. ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock by reason of any share dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of shares or other corporate change, or any distribution to holders of the shares of Common Stock other than regular cash dividends, the number or kind of shares of Common Stock available for Options and Awards under the Plan may be adjusted by the Committee as it shall in its sole discretion deem equitable and the number and kind of shares of Common Stock subject to any outstanding Awards granted under the Plan and the purchase price thereof may be adjusted by the Committee as it shall in its sole discretion deem equitable to preserve the value of such Awards.

         16. AWARD AGREEMENT. Each Award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in the Plan.

         17. AMENDMENT AND TERMINATION. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that (a) no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable law, regulation or stock exchange rule and (b) no amendment shall be made that would adversely affect the rights of a Participant under an Award theretofore granted, without such Participant's written consent.

         18.      GENERAL PROVISIONS.

                  (a) The Committee may require each Participant purchasing or acquiring shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and without a view to distribution thereof.

                  (b) All certificates for shares of Common Stock delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the shares of Common Stock are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Committee determines that the issuance of shares of Common Stock hereunder is not in compliance with, or subject to an exemption from, any applicable Federal or state securities laws, such shares shall not be issued until such time as the Committee determines that the issuance is permissible.


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                  (c)      Except as otherwise provided by the Committee in the
applicable grant or Award agreement, a Participant shall have no rights as a shareholder with respect to any shares subject to an Award until a certificate or certificates evidencing shares shall have been issued to the Participant and, subject to Section 16, no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which Participant shall become the holder of record thereof.

                  (d) The law of the State of Delaware shall apply to all Awards and interpretations under the Plan regardless of the effect of such state's conflict of laws principles.

                  (e) Where the context requires, words in any gender shall include any other gender.

                  (f) Headings of Sections are inserted for convenience and reference, they do not constitute any part of this plan.

         19.      TERM OF PLAN. Subject to earlier termination pursuant to
Section 18, the Plan shall have a term of 10 years from its Effective Date.

         20. EFFECTIVE DATE. The Plan is effective as of January 1, 2000 (the "Effective Date").

         21. RESTRICTIONS ON TRANSFER. Notwithstanding on other provision contained in this Plan, except as permitted by this Section 21, no Participant shall, directly or indirectly, transfer any of its shares of Common Stock without the prior written consent of the Company. Any purported transfer of such shares which is in violation of the provisions of this Plan shall be void and of no force and effect whatsoever, and the Company shall not record any such event on its register of shareholders or treat any such transferee as the owner of such shares of Common Stock for any purpose.


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